THIS IS A BALLOON NOTE AND THE FINAL PRINCIPAL PAYMENT OR THE BALANCE DUE UPON MATURITY IS $1,000,009.09, TOGETHER WITH ACCRUED INTEREST, LATE CHARGES, AND COLLECTION COSTS, IF ANY, AND ALL ADVANCEMENTS MADE BY THE PAYEE UNDER THE TERMS OF THIS NOTE.

                          SUBORDINATED PROMISSORY NOTE

One Million and No/100 ($1,000,009.09) Dollars
                                                         Ft. Lauderdale, Florida
                                                         September 1, 2004

      FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of Paul Soltoff (the "Payees' Representative"), but solely as escrow agent for, on behalf of and for further distribution to, each of the parties listed on Schedule "A" attached hereto and made a part hereof (each, a "Payee" and collectively, the "Payees"), the aggregate principal sum of One Million Nine Dollars and 09/100 ($1,000,009.09), together with interest thereon from August __, 2004, at the rate of four percent (4%) per annum, through the first to occur of (i) the Maturity Date (as defined below) or (ii) the prepayment in full of the entire principal amount hereof pursuant to Section 4 of this Note. Interest on this Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      This Subordinated Promissory Note (this "Note") is issued subject to the following additional terms and conditions:

      1. Type of Payment. Payment of both principal and interest shall be made in currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

      2. Manner of Payment. All payments required by this Note shall be made by delivery of the required payment to the Payees' Representative at ___________________________ or to such account or other address as the Payees' Representative shall designate in a written notice to the Maker at least 10 days prior to the payment date.

      3. Maturity Date. This Note shall mature and the principal sum hereof, together with all accrued and unpaid interest thereon, shall become due and payable upon the first to occur of:

            (a) September 1, 2005;

            (b) the date that the Maker receives cash proceeds of at least $15,000,000 pursuant to a sale of its common stock (or any security convertible into or exchangeable for its common stock ) in a transaction that is either registered or exempt from registration under the Securities Act of 1933, as amended; or

            (c) the date that a "Change of Control" of the Maker occurs (where "Change of Control" means: (i) the acquisition (other than from the Maker) by any person or entity (other than Michael Egan and/or Edward Cespedes or either or their respective affiliates), in any one transaction or a series of related transactions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of in excess of fifty percent (50%) of the combined voting power of the Maker's then outstanding voting securities; or (ii) consummation by the Maker, in any one transaction or a series of related transactions, of (a) a merger or consolidation involving the Maker if the shareholders of the Maker, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation; (b) a complete liquidation or dissolution of the Maker; or (c) an agreement for the sale or other disposition of all or substantially all of the assets of the Maker, determined on a consolidated basis.

      4. Optional Prepayment. Anything herein to the contrary notwithstanding, the Maker may prepay this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any partial prepayment shall be applied first against any accrued interest hereunder and then against the principal balance remaining due hereunder.

      5. Default Rate of Interest. In the event that this Note is accelerated following the occurrence of an Event of Default (as defined in Section 6 below), and whether or not a judgment has been entered, interest shall accrue on all sums outstanding hereunder at fifteen percent (15%) per annum until all sums due hereunder, including without limitation, any costs of collection provided in
Section 6, principal and accrued interest and/or amounts under any judgment rendered pursuant to this Note are paid.

      6. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Note:

            (a) Failure to pay when due any payment of principal or interest under this Note within five (5) days of the date such payment is due (calculated by including the due date); or

            (b) A bankruptcy occurs with respect to the Maker while this Note is still outstanding. "Bankruptcy" shall mean (i) the adjudication of the Maker as bankrupt or insolvent, (ii) the institution by or against the Maker of a petition for arrangement or of any other type of insolvency proceeding under the United States Bankruptcy Code, as amended (but, with respect to an involuntary proceeding, only if such proceeding is not discharged within 60 days), (iii) the making by the Maker of a general assignment for the benefit of creditors, (iv) the appointment of a liquidator, administrator, receiver or trustee in bankruptcy of the Maker or the Maker's assets or (v) the taking, making or institution of any like or similar act or proceeding involving the Maker.

            Upon the occurrence of an Event of Default, all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of the Payees' Representative (but automatically with respect to an Event of Default described in clause (b) of the definition thereof), without presentment, demand, notice protest or other formalities of any kind, all of which are expressly waived by Maker, and Payee may exercise any of Payee's rights and remedies granted herein, under applicable law or which Payee may otherwise have against Maker.


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

      The Maker agrees to pay all costs of collection, including attorney's reasonable fees and expenses, in case the principal of this Note or any payment of any interest thereon is not paid at the due date thereof, whether suit be brought or not.

      7. Subordination.

            (a) This Note is and shall be subordinate, to the extent and in the manner set forth in this Section 7, in right of payment to the prior payment in full of all obligations of the Maker under Senior Indebtedness. "Senior Indebtedness" means the principal and interest in respect of agreements or instruments evidencing any indebtedness of the Maker for borrowed money, whether now existing or hereafter arising, which is not made expressly subordinate in right of payment to the indebtedness evidenced by this Note, provided that the aggregate amount of such Senior Indebtedness (taking into account the maximum amounts which may be advanced under the loan documents evidencing such Senior Indebtedness) does not as of the date on which such Senior Indebtedness is incurred exceed $15,000,000; provided, however, that no indebtedness for borrowed money of the Maker shall constitute Senior Indebtedness if the lender for such indebtedness is: (i) any person or entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of the Maker (other than passive or institutional investors); (ii) any person or entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the Maker; (iii) any person or entity directly or indirectly controlling, controlled by, or under common control with the Maker; and (iv) any officer or director of Maker. "Control" for the foregoing purposes shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities or voting interests, by contract or otherwise.

            (b) No payment on account of principal or interest in respect of this Note shall be made if at the time of such payment (i) a default in the payment of principal or interest in respect of any Senior Indebtedness having either an outstanding principal balance or a commitment to lend greater than $1,000,000 ("Designated Senior Debt") occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness) (a "Payment Default"), unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or (ii) the Maker shall have received notice (a "Payment Blockage Notice") from the holder or holders of Designated Senior Debt that there exists under such Designated Senior Debt any other default, which shall not have been cured or waived, permitting the holder or holders thereof to declare such Designated Senior Debt due and payable, but only for the period (the "Payment Blockage Period") commencing on the date of receipt of the Payment Blockage Notice and ending on the earlier of (a) the date such default shall have been cured or waived, or (b) the 90th day immediately following the Maker's receipt of such Payment Blockage Notice; provided, however, that the holder of the Designated Senior Debt may, at any time prior to the expiration of such 90 day period, elect to extend such period by an additional 90 days by delivery of a written notice to such effect to the Maker. The Maker shall resume payments on and distributions in respect of this Note, including any past scheduled payments of the principal of and interest on this Note to which the Payees would have been entitled but for the provisions of this Section 7 in the case of a Payment Default on the date upon which such Payment Default is cured or waived or ceases to exist. In addition, notwithstanding clauses (i) and (ii), unless the holders of Designated Senior Debt shall have accelerated the maturity of such Senior Indebtedness or there is a Payment Default, the Maker shall resume payments on this Note after the end of each Payment Blockage Period. In any consecutive 365 day period, there shall be no more than 180 days during which a Payment Blockage Period shall be in effect, irrespective of the number of defaults with respect to any Senior Indebtedness during such period.

            (c) Subject to Section 7(b), the Maker may make regularly scheduled payments of the principal of, and any interest on, or any other payments on, this Note, if at the time of payment, and immediately after giving effect thereto, there exists no Payment Default or a Payment Blockage Period.

            (e) The provisions of this Section 7 are and are intended solely for the purposes of defining the relative rights of the Payees and the holders of Senior Indebtedness and nothing in this Section 7 shall impair, as between the Maker and the Payees, the obligation of the Maker, which is unconditional and absolute, to pay to the Payees the principal hereof and interest hereon, in accordance with the terms of this Note.

            (f) During any Payment Default or any Payment Blockage Period, if an Event of Default has occurred and is continuing under this Note, the Payees will not commence any proceedings to collect or enforce its rights hereunder or take any action to foreclose or realize upon the indebtedness hereunder for a period beginning on the date of such Event of Default and ending on the first to occur of (i) the date that is 180 days following the date that the holders of the Senior Indebtedness are notified of such Event of Default or (ii) the date such Payment Default is cured, waived or ceases to exist or the date such Payment Blockage Period ends, as the case may be.

      8. Payees' Representative. The Payees' Representative shall collect, receive and disburse all amounts paid to it under this Note not as a "Payee" (except to the extent that the Payees' Representative is also one of the Payees listed on Schedule "A"), but as escrow agent on behalf of the Payees. The Maker shall have no obligation or responsibility to see to the application of such funds by the Payees' Representative, nor any liability for any failure by the Payees' Representative to disburse all or any portion of such funds to the Payees as and when required. The Maker shall be entitled to rely upon any notice, instrument or other writing delivered to it by the Payees' Representative pursuant to this Note, without being required to determine the authenticity of, or the correctness of any fact stated in, that document. The Maker may act in reliance upon any instrument or signature of the Payees'
Representative believed by it to be genuine. It is expressly understood and agreed that no Payee shall be entitled to make any demand, issue any instructions, give any notice, waive any term of, or exercise any rights under this Note and that the all such rights, powers and privileges (to the extent available under this Note) are exclusively vested in the Payees' Representative.


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

      9. Merger Agreement; Right of Set-Off. This Note is being issued pursuant to Section 2.6 of that certain Agreement and Plan of Merger, dated as of the date hereof, among SendTec, Inc., a Florida corporation ("SendTec"), SendTec Acquisition, Inc., a Florida corporation, the Maker and certain shareholders of SendTec (the "Merger Agreement"). The obligations of the Maker under this Note are subject to a right of set-off in favor of the Maker and certain other parties as provided in Section 12.4(d) of the Merger Agreement.

      10. Miscellaneous.

            (A) This Note shall be binding upon the Maker and its successors and assigns.

            (B) If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

            (C) The validity, interpretation and effect of this Note shall be exclusively governed by, and construed in accordance with, the laws of the State of Florida, excluding the "conflict of laws" rules thereof.

            (D) This Note may not be amended or modified, nor shall any waiver of any provision hereof be effective, except by an instrument in writing executed by the Maker and the Payees' Representative.

            (E) By acceptance of this Note, each Payee irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement shall be brought in the circuit court located in Broward County, Florida or the court of the United States, Southern District of Florida; (b) consents to the jurisdiction of each such court located in any such suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be affected on such party by mail, as provided in this Agreement or in such other manner as may be provided under applicable laws or court rules in said state.

THIS IS A BALLOON NOTE AND THE FINAL PRINCIPAL PAYMENT OR THE BALANCE DUE UPON MATURITY IS $1,000,009.09, TOGETHER WITH ACCRUED INTEREST, LATE CHARGES, AND COLLECTION COSTS, IF ANY, AND ALL ADVANCEMENTS MADE BY THE PAYEE UNDER THE TERMS OF THIS NOTE.

                                           the globe.com, inc.

                                           By ___________________________

                                           Name:

                                           Title:


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

                                  SCHEDULE "A"

 PAYEES                                           ALLOCABLE PORTION OF PRINCIPAL


                                       6